UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2006

TYCO INTERNATIONAL LTD.

 (Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Second Floor, 90 Pitts Bay Road

Pembroke, HM 08, Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-292-8674

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 13, 2006, Tyco International Ltd. (the “Company”) announced that its Board of Directors had approved a plan to separate the Company into three separate, publicly traded companies — Tyco Healthcare, Tyco Electronics and a combination of Tyco Fire & Security and Engineered Products and Services (the “Proposed Separation”). In connection with the Proposed Separation, the Board of Directors has received Eric Pillmore’s, the Company’s Senior Vice President Corporate Governance, waiver of the “good reason” clause under his employment contract, as such clause relates to the Proposed Separation. A copy of the waiver is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)          Exhibits

Exhibit No.	Description

10.1	Waiver of “good reason” under Eric Pillmore’s employment contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

By:	/s/ Carol Anthony Davidson
Carol Anthony Davidson
Senior Vice President, and
Chief Accounting Officer

Date: March 22, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Waiver of “good reason” under Eric Pillmore’s employment contract